UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2008

ALLSTATE LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

	3100 Sanders Road Northbrook, Illinois	60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.                                          Entry into a Material Definitive Agreement

On February 18, 2008, Allstate Insurance Company (“AIC”) entered into an Agreement for the Settlement of State and Local Tax Credits with certain of its affiliates, including the Registrant.  AIC and one or more of its affiliates may invest in certain programs or arrangements that provide for state or local tax credits or otherwise obtain tax credits that can be legally transferred to such company’s affiliates.  The agreement facilitates the transfer of such tax credits between affiliates.  The agreement is effective for tax returns filed on or after January 1, 2007.

The Registrant is a wholly owned subsidiary of Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                         Exhibits

Exhibit No.	Description

10.1	Agreement for the Settlement of State and Local Tax Credits

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

		By:	/s/ Mary J. McGinn
			Name:	Mary J. McGinn
			Title:	Vice President and Assistant Secretary

Date:	February 21, 2008